NONQUALIFIED STOCK OPTION AGREEMENT


     NONQUALIFIED STOCK OPTION AGREEMENT, dated as of August 9, 2000, by and between, Empyrean Bioscience, Inc., a Wyoming corporation (the "Company"), and International Bioscience Corporation, a Florida corporation (the "Optionee").

                                  WITNESSETH:

     WHEREAS, the Company and the Optionee are parties to a Joint Venture Agreement dated August 9, 2000 which contemplates that the Company will, among other matters and in order to induce the Optionee to enter into the Joint Venture Agreement, issue to the Optionee an option to acquire certain shares of the Company's Common Stock, no par value, on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms have the meanings set forth below:

         "Act" shall mean the Securities Act of 1933, as amended.

         "Affiliate" when used with reference to any Person, shall mean any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

         "Board" shall mean the board of directors of the Company.

         "Common Stock" shall mean the shares of Common Stock of the Company, no par value.

         "Contemplated Agreements" shall mean the following agreements dated as of August 9, 2000: (i) the Trademark License Agreement from the Company to the Optionee; (ii) the Trademark License Agreement from the Company to IBC-Empyrean, L.L.C.; (iii) the License Agreement from the Optionee to the Company; (iv) the Trademark License Agreement from the Optionee to the Company; (v) the License Agreement from the Optionee to IBC-Empyrean, L.L.C.; (vi) the Trademark License Agreement from the Optionee to IBC-Empyrean, L.L.C.; (vii) the Joint Venture Agreement between the Company and the Optionee (the "Joint Venture Agreement");
(viii) the Limited Liability Company Agreement of IBC-Empyrean, L.L.C.; (ix) the Put Agreement between the Company and the Optionee; and (x) the Voting Agreement between the Optionee and Lawrence D. Bain (the "Voting Agreement").

         "Derivative Products" shall mean products hereinafter developed by the Optionee having an effective amount of Formulation therein, and being of a
different  product  category  than  those  Licensed  Products   currently  being
manufactured.
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         "Exercise  Price"  shall  have the  meaning  ascribed  to such  term in
Section 2 of this Agreement.

         "Fair Market  Value" of a share of Common Stock on any date shall mean,
(i) if the Common Stock is listed on a national stock exchange, the officially quoted closing price on such stock exchange, (ii) if the Common Stock is listed on the NASDAQ National Market, the officially quoted closing price on NASDAQ,
(iii) if the Common Stock is listed on NASDAQ but not on the National Market, the average of the closing bid and asked prices reported by NASDAQ, in each case on the date as of which the value is to be determined (or if such date is not a trading day, as of the preceding trading day), (iv) if the Common Stock is listed on an over-the-counter market, the average of the last bid prices on the date as of which the value is to be determined (or if such date is not a trading day, as of the preceding trading day) or (v) if the Common Stock is not listed on either a national stock exchange or NASDAQ, the fair market value determined in good faith by the Board.

         "Formulation" shall mean the proprietary formulation (including manufacturing technology and processes) comprising Benzalkonium Chloride as an active ingredient with Octoxynol 9 (and others) invented and created by Dr. David Thornburgh and exclusively owned by the Optionee known as the GEDA line of products.

         "GEDA Plus Product" shall mean the spermicide and microbicide contraceptive gel product embodying the Formulation presently being developed by the Optionee, also known as the "Gel Product", designed to prevent the transmission of sexually transmitted diseases including, but not limited to, gonorrhea, chlamydia, syphilis, Trichomonas, herpes I and II and HIV, and which is presently undergoing the appropriate and necessary United States governmental regulatory compliance process to permit the Company to include such product as a Licensed Product.

         "Licensed Products" shall mean products having an effective amount of the Formulation therein and having all necessary government approval for commercialization, including, but not limited to, the Lotion Products, the Gel Product and any Derivative Products hereinafter developed by the Optionee.

         "Lotion Products" (also known as GEDA Lotion) shall mean the hand sanitizing lotion presently being manufactured for the Company by Canadian Custom Packaging and sold by the Company as a Licensed Product, and presently being marketed by the Company under appropriate and necessary United States governmental regulatory compliance.

         "Option" shall have the meaning set forth in Section 2 hereof.

         "Person"  shall  mean  any  individual,   limited  liability   company,
partnership, corporation, group, trust or other legal entity.

     2. Grant of Option; Option Price. On the terms and subject to the conditions of this Agreement, the Company hereby grants to the Optionee the option (the "Option") to purchase an aggregate of 2,226,000 shares of Common

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Stock  (the  "Option  Shares")  at an  exercise  price  of $.83 per  share  (the
"Exercise Price").

     3. Term. The term of the Option (the "Option Term") shall commence on the date hereof and expire on the tenth anniversary of the date hereof, unless the Option shall theretofore have been terminated in accordance with the terms of this Agreement.

     4. Vesting and Exercisability. The right to acquire the shares of Common Stock (the "Shares") represented by this Option shall vest as follows, and shall otherwise be exercisable in accordance with the following terms and conditions:

     (i) 1,000,000 of the Option Shares may be purchased upon receipt of the pre-IND number from the Food and Drug Administration for the GEDA Plus Product;

     (ii) 1,000,000 of the Option Shares may be purchased upon delivery of the towlettes presently being manufactured with agreed upon claims for retail distribution; and

     (iii) the remaining 226,000 Option Shares may be immediately purchased upon execution of the Contemplated Agreements.

     5. Procedure for Exercise.

          (a) The Option may be exercised with respect to Shares that are exercisable, from time to time, in whole or in part (but for the purchase of whole Shares only), by delivery of a written notice (the "Exercise Notice") from the Optionee to the Company at its principal executive office, which Exercise Notice shall:

               (i) state that the Optionee elects to exercise the Option;

               (ii) specify the number of Shares with respect to which the Optionee is exercising the Option;

               (iii) include any  representations of the Optionee required under
Section 7 hereof;

               (iv) state the date upon which the Optionee desires to consummate the purchase of such Shares (which date must be prior to the termination of the Option);

               (v) state the payment method for the exercise of the Option; and

               (vi) comply with such further provisions as the Company may reasonably require.

          (b) Payment of the Exercise Price for the Shares to be purchased on the exercise of the Option shall be made by cash or check payable to the order of the Company. Notwithstanding the foregoing, the Optionee shall have the

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right, subject to the Company's approval (in its sole discretion), to receive in lieu of the Shares an amount in cash from the Company equal to the difference between the Fair Market Value of the Shares to be received upon the exercise of the Option and the Exercise Price therefore.

          (c) The Company shall be entitled to require as a condition of delivery of the Shares that the Optionee agree to remit when due an amount in cash sufficient to satisfy all current or estimated future federal, state and local withholding and employment taxes relating thereto.

     6. Rights as a Stockholder. The Optionee's rights as a stockholder upon exercise of the Option Shares shall be subject to the Voting Agreement.

     7. Registration of Shares and Additional Provisions Related to Exercise.

          (a) The registration of the Common Stock underlying the Option Shares and the registration rights of the Optionee are subject to Section 7 of the Joint Venture Agreement.

          (b) In the event of the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the "Act"), relating to the Shares, the Optionee hereby represents and warrants, and by virtue of such exercise shall be deemed to represent and warrant, to the Company that the Shares are being acquired for investment only and not with a view to the distribution thereof except in compliance with such Act, and the Optionee shall provide the Company with such further representations and warranties as the Board may reasonably require in order to ensure compliance with applicable federal and state securities, "blue sky" and other laws. No Shares shall be purchased upon the exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

     8. Restriction on Transfer. The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised only by the Optionee. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     9. Adjustment.

          (a) If the Shares are changed, or the number of Shares outstanding is increased or diminished, by reason of a stock split, reverse stock split, stock dividend, recapitalization or similar corporate event or converted into or exchanged for cash or other securities as a result of a merger, consolidation or reorganization or a dividend in cash or property (other than an ordinary cash dividend after the Company has become public) is made to the stockholders of the Company, the Board shall make such adjustments in the number and class of shares of stock or other securities subject to the Option, and such adjustments to the exercise price of outstanding Options as it determines to be equitable and appropriate in its good faith judgment under the circumstances. In the event of

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a merger, consolidation, corporate reorganization or a recapitalization to which the Company is a party that involves any change in the number or class of shares of capital stock of the Company outstanding, the Option shall thereafter be exercisable only for and to the extent of the kind and amount of cash, securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of Shares for which the Option could have been exercised immediately prior to such event (taking account of all Shares issuable under the Option, whether or not then exercisable).

          (b) The following rules shall apply in connection with Section 9(a) above:

               (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Section 9(a) shall be eliminated without consideration from the Option;

               (ii) no adjustment shall be made for the issuance to stockholders of rights to subscribe for additional Shares or other securities; and

               (iii) any adjustments referred to in Section 9(a) shall be made by the Board in its reasonable discretion and shall be conclusive and binding on the Optionee.

     10. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally recognized overnight courier by telecopy or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          (a) if to the Company, at:

              Empyrean Bioscience, Inc.
              23800 Commerce Park Road, Suite A
              Cleveland, Ohio 44122
              Attention: Mr. Richard C. Adamany
              Facsimile No.: (216) 360-7909

              with a copy to:

              Kaye, Scholer, Fierman, Hays & Handler, LLP
              425 Park Avenue
              New York, New York 10022
              Attention: Richard H. Kronthal, Esq.
              Facsimile No.:  212-836-8689

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          (b) if to the Optionee, at:

              International Bioscience Corporation
              777 South Flagler Drive
              Phillips Point Building
              East Tower, Suite 909
              West Palm Beach, Florida 33401
              Attn: Ms. Sara Gomez de Ferro
              Facsimile No.: (561) 366-8905

              with a copy to:

              Holtzman, Krinzman, Equels & Furia
              2601 South Bayshore Drive, Suite 600
              Miami, Florida 33133
              Attn: Mr. Arthur J. Furia, Esq.
              Facsimile No.: (305) 859-9996

Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business day after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and
(iv) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication is posted.

     11. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach. Any of the provisions of this Agreement may be waived only by an instrument in writing executed by the party or parties whose rights are being waived.

     12. Optionee's Undertaking. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the provisions of this Agreement.

     13. Amendment. This Agreement may not be amended, terminated, suspended or otherwise modified except in a written instrument, duly executed by both parties. Waivers of or amendments to this Agreement shall be binding as against the Company only if approved by the Board.

     14. Governing Law. (i) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

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               (ii) Except for actions  brought for wrongful  termination  or to seek termination of this Agreement, if any disagreement arises regarding the interpretation of any points of the Agreement or any other point not covered herein or any claims for damages or specific performance, the disagreement, upon request of either party hereto delivered in writing to the other party, shall be resolved by arbitration before a single arbitrator in accordance with the
commercial   rules  and  procedures  set  forth  by  the  American   Arbitration
Association. The prevailing party in such action or arbitration shall be entitled to receive from the other party a reasonable sum for it's attorneys' fees and all other reasonable costs and expenses incurred in such action or arbitration.

               (iii) The venue of any arbitration between the parties arising from or related to this Agreement shall be in either Miami-Dade County or Palm Beach County, Florida. Any litigation arising from or related to this Agreement shall be brought exclusively in an appropriate state or federal court in Miami-Dade County or Palm Beach County, Florida, and the parties waive any right to challenge such venue.

     15.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

     16. Entire Agreement. This Agreement is the sole and complete statement of the parties of their rights and obligations with respect to the subject matter hereof. This Agreement is an integrated agreement and replaces and supersedes any and all previous obligations and agreements between the parties. The parties hereto recognize and agree that no representations or warranties have been made except as set forth in this Agreement. Except as may otherwise be expressly provided herein, by signing this Agreement the parties expressly release each other from any and all existing obligations that pre-date this Agreement as if such obligations have been fully performed and satisfied.

     17. Severability. In the event any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the remaining terms shall remain in full force and effect, to effectuate this Agreement in accordance with its intent. Headings, title and subtitles of this Agreement are for convenience of reference only and are not to be considered in construing the terms of this Agreement.

     18. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 8 hereof.


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     IN WITNESS  WHEREOF,  the  parties  hereto do hereby  sign,  enter into and acknowledge this Nonqualified Stock Option Agreement on the date first written above.

                                   INTERNATIONAL BIOSCIENCE CORPORATION


                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------

                                   EMPYREAN BIOSCIENCE, INC.


                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------

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